EXHIBIT 10.9

THE ACTIVE NETWORK, INC.

2002 STOCK OPTION/STOCK ISSUANCE PLAN

ARTICLE ONE

GENERAL PROVISIONS

I.	PURPOSE OF THE PLAN

This Plan is intended to promote the interests of the Corporation, by providing eligible persons employed by or serving the Corporation or any Subsidiary or Parent with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to continue in such employ or service.

Capitalized terms herein shall have the meanings assigned to such terms in the attached Appendix.

II.	STRUCTURE OF THE PLAN

A. The Plan shall be divided into two separate equity programs:

(1) the Option Grant Program under which eligible persons may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock, and

(2) the Stock Issuance Program under which eligible persons may, at the discretion of the Plan Administrator, be issued shares of Common Stock directly, either through the immediate purchase of such shares or as a bonus for services rendered the Corporation (or any Parent or Subsidiary).

B. The provisions of Articles One and Four shall apply to both equity programs under the Plan and shall accordingly govern the interests of all persons under the Plan.

III.	ADMINISTRATION OF THE PLAN

A. The Board shall administer the Plan. However, any or all administrative functions otherwise exercisable by the Board may be delegated to the Committee. Members of the Committee shall serve for such period of time as the Board may determine and shall be subject to removal by the Board at any time. The Board may also at any time terminate the functions of the Committee and reassume all powers and authority previously delegated to the Committee.

B. The Plan Administrator shall have full power and authority (subject to the provisions of the Plan) to establish such rules and regulations as it may deem appropriate for proper administration of the Plan and to make such determinations under, and issue such interpretations of, the Plan and any outstanding options or stock issuances thereunder as it may deem necessary or advisable. Decisions of the Plan Administrator shall be final and binding on all parties who have an interest in the Plan or any option grant or stock issuance thereunder.

C. The Plan Administrator shall have full authority to determine, (1) with respect to the grants made under the Option Grant Program, which eligible persons are to receive such grants, the time or times when those grants are to be made, the number of shares to be covered by each such grant, the status of the granted option as either an Incentive Option or a Non-Statutory Option, the time or times when each option is to become exercisable, the vesting schedule (if any) applicable to the option shares and the maximum term for which the option is to remain outstanding, and (2) with respect to stock issuances made under the Stock Issuance Program, which eligible persons are to receive such issuances, the time or times when those issuances are to be made, the number of shares to be issued to each Participant, the vesting schedule (if any) applicable to the issued shares and the consideration to be paid by the Participant for such shares. Each option grant or stock issuance approved by the Plan Administrator shall be evidenced by the appropriate documentation.

IV.	ELIGIBILITY

A. The persons eligible to participate in the Plan are as follows:

(a) Employees,

(b) members of the Board and the members of the board of directors of any Parent or Subsidiary, and

(c) independent contractors who provide services to the Corporation (or any Parent or Subsidiary).

V.	STOCK SUBJECT TO THE PLAN

A. The shares issuable under the Plan shall be shares of authorized but unissued or reacquired shares of Common Stock. The maximum number of shares of Common Stock that may be issued and outstanding or subject to options outstanding under the Plan shall not exceed 58,500,000 shares. Such reserve shall be equal to the number of shares that remain available for issuance, as of the Plan Effective Date, under the Predecessor Plan as last approved by the Corporation’s stockholders, including the shares subject to outstanding options under the Predecessor Plan.

B. Shares of Common Stock subject to outstanding options (including options transferred to this Plan from the Predecessor Plan) shall be available for subsequent issuance under the Plan to the extent (1) the options expire or terminate for any reason prior to exercise in full or (2) the options are cancelled in accordance with the cancellation-regrant provisions of Article Two. Unvested Shares issued under the Plan and subsequently repurchased by the Corporation, at a price per share not greater than the option exercise or direct issue price paid per share, pursuant to the Corporation’s repurchase rights under the Plan shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall accordingly be available for reissuance through one or more subsequent option grants or direct stock issuances under the Plan.

C. Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation’s receipt of consideration, appropriate adjustments shall be made to (1) the maximum number and/or class of securities issuable under the Plan and (2) the number and/or class of securities and the exercise price per share in effect under each outstanding option (including options incorporated from the Predecessor Plan) in order to prevent the dilution or enlargement of benefits thereunder. The adjustments determined by the Plan Administrator shall be final, binding and conclusive. In no event shall any such adjustments be made in connection with the conversion of one or more outstanding shares of the Corporation’s preferred stock into shares of Common Stock.

D. The grant of options or the issuance of shares of Common Stock under the Plan shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

ARTICLE TWO

OPTION GRANT PROGRAM

I.	OPTION TERMS

A. Exercise Price.

1. The Plan Administrator shall fix the exercise price per share. However, (a) if the option is granted to a 10% Stockholder, the exercise price per share shall not be less than 110% of the Fair Market Value per share of Common Stock on the date the option is granted and (b) if the option is granted to other than a 10% Stockholder, the exercise price per share shall not be less than 85% of the Fair Market Value per share of Common Stock on the date the option is granted.

2. The exercise price shall become immediately due upon exercise of the option and shall, subject to the provisions of Section I of Article Four and the documents evidencing the option, be payable in cash or check made payable to the Corporation. Should the Common Stock be registered under Section 12 of the 1934 Act at the time the option is exercised, then the exercise price (and any applicable withholding taxes) may also be paid as follows:

(a) in shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation’s earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date, or

(b) to the extent the option is exercised for Vested Shares, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable instructions (i) to a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable income and employment taxes required to be withheld by the Corporation by reason of such exercise and (ii) to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

B. Exercise and Term of Options. Each option shall be exercisable at such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the documents evidencing the option grant. However, no option shall have a term in excess of ten years measured from the option grant date.

C. Effect of Termination of Service.

1. The following provisions shall govern the exercise of any options granted to the Optionee that remain outstanding at the time the Optionee’s Service ceases:

(a) Should the Optionee cease to remain in Service for any reason other than death, Disability or Misconduct, then each option shall be exercisable for the number of shares subject to the option that were Vested Shares at the time the Optionee’s Service ceased and shall remain exercisable until the close of business on the earlier of (i) the three month anniversary of the date Optionee’s Service ceased or (ii) the expiration date of the option.

(b) Should the Optionee cease to remain in Service by reason of death or Disability, then each option shall be exercisable for the number of shares subject to the option which were Vested Shares at the time of the Optionee’s Service ceased and shall remain exercisable until the close of business on the earlier of (i) the twelve month anniversary of the date Optionee’s Service ceased or (ii) expiration date of the option.

(c) No additional vesting will occur after the date the Optionee’s Service ceases, and the option shall immediately terminate with respect to the Unvested Shares. Upon the expiration of any post-Service exercise period or (if earlier) upon the expiration date of the term of the option, the option shall terminate with respect to the Vested Shares.

(d) Should the Optionee’s Service be terminated for Misconduct or should the Optionee otherwise engage in Misconduct, then each outstanding option shall terminate immediately with respect to all shares.

2. The Plan Administrator shall have the discretion, exercisable either at the time an option is granted or at any time while the option remains outstanding, to:

(a) extend the period of time for which the option is to remain exercisable following the Optionee’s cessation of Service for such period of time as the Plan Administrator shall deem appropriate, but in no event beyond the expiration of the option, and/or

(b) permit the option to be exercised, during the applicable post-Service exercise period, not only with respect to the number of Vested Shares for which such option is exercisable at the time of the Optionee’s cessation of Service but also with respect to one or more additional installments in which the Optionee would have vested under the option had the Optionee continued in Service.

D. Stockholder Rights. The holder of an option shall have no stockholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become the recordholder of the purchased shares.

E. Unvested Shares. The Plan Administrator shall have the discretion to grant options that are exercisable for Unvested Shares. Should the Optionee’s Service cease while the shares issued upon the early exercise of the Optionee’s option are still unvested, the Corporation shall have the right to repurchase any or all of those Unvested Shares at the lower of (1) the exercise price paid per share or (2) the Fair Market Value per share on the date the Optionee’s Service ceased. Once the Corporation exercises its repurchase right, the Optionee shall have no further stockholder rights with respect to those shares. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right. The Plan Administrator may not impose a vesting schedule upon any option grant or the shares of Common Stock subject to that option which is more restrictive than 20% per year vesting, with the initial vesting to occur not later than one year after the option is granted. However, such limitation shall not apply to options granted to individuals who are officers, independent consultants or directors of the Corporation.

F. Limited Transferability of Options. An Incentive Option shall be exercisable only by the Optionee during his or her lifetime and shall not be assignable or transferable other than by will or by the laws of inheritance following the Optionee’s death. A Non-Statutory Option may be assigned in whole or in part during the Optionee’s lifetime to one or more members of the Optionee’s family or to a trust established exclusively for one or more such family members or to the Optionee’s former spouse, to the extent such assignment is in connection with the Optionee’s estate plan or pursuant to a domestic relations order. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the Non-Statutory Option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate. Notwithstanding the foregoing, the Optionee may also designate one or more persons as the beneficiary or beneficiaries of his or her outstanding options under the Plan, and those options shall, in accordance with such designation, automatically be transferred to such beneficiary or beneficiaries upon the Optionee’s death while holding those options. Such beneficiary or beneficiaries shall take the transferred options subject to all the terms and conditions of the applicable agreement evidencing each such transferred option, including (without limitation) the limited time period during which the option may be exercised following the Optionee’s death.

II.	INCENTIVE OPTIONS

The terms specified below shall be applicable to all Incentive Options. Except as modified by the provisions of this Section II, all the provisions of Articles One, Two and Four shall be applicable to Incentive Options. Options that are specifically designated as Non-Statutory Options shall not be subject to the terms of this Section II.

A. Eligibility. Incentive Options may only be granted to Employees.

B. Exercise Price. The exercise price per share shall not be less than 100% of the Fair Market Value per share of Common Stock on the grant date.

C. Dollar Limitation. The aggregate Fair Market Value of the shares of Common Stock (determined as of the respective date or dates of grant) for which one or more options granted to any Employee under the Plan (or any other option plan of the Corporation or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options during any one calendar year shall not exceed $100,000.

D. 10% Stockholder. If any Employee to whom an Incentive Option is granted is a 10% Stockholder, then the option term shall not exceed five years measured from the date the option is granted.

III.	CHANGE IN CONTROL

A. The shares subject to each option outstanding under the Plan at the time of a Change in Control shall automatically become Vested Shares, and each such option shall, immediately prior to the effective date of the Change in Control, become exercisable for all of the shares of Common Stock at the time subject to that option. However, the shares subject to an outstanding option shall not become Vested Shares on an accelerated basis if and to the extent: (1) such option is assumed by the successor corporation (or parent thereof) or otherwise continued in full force and effect pursuant to the terms of the Change in Control transaction or (2) such option is to be replaced with a cash incentive program of the Corporation or any successor corporation which preserves the spread existing on the unvested option shares at the time of the Change in Control and provides for subsequent payout of that spread in accordance with the same vesting schedule applicable to those unvested option shares or (3) the acceleration of such option is subject to other limitations imposed by the Plan Administrator.

B. All outstanding repurchase rights under the Option Grant Program shall also terminate automatically, and the shares of Common Stock subject to those terminated rights shall immediately become Vested Shares, in the event of any Change in Control, except to the extent: (1) those repurchase rights are assigned to the successor corporation (or parent thereof) or otherwise continued in effect pursuant to the terms of the Change in Control transaction, (2) the property (including cash payments) issued with respect to Unvested Shares is to be held in escrow and released in accordance with the vesting schedule in effect for the Unvested Shares pursuant to the Change in Control transaction or (3) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator.

C. Immediately following the consummation of the Change in Control, all outstanding options shall terminate, except to the extent assumed by the successor corporation (or parent thereof) or otherwise continued in effect pursuant to the terms of the Change in Control transaction.

D. Each option that is assumed in connection with a Change in Control or otherwise continued in effect shall be appropriately adjusted, immediately after such Change in Control, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Change in Control, had the option been exercised immediately prior to such Change in Control. Appropriate adjustments shall also be made to (1) the number and class of securities available for issuance under the Plan following the consummation of such Change in Control and (2) the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same. To the extent the holders of the Common Stock receive cash consideration for their Common Stock in consummation of the Change in Control, the successor corporation may, in connection with the assumption of the outstanding options under this Plan, substitute one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in such Change in Control.

E. The Plan Administrator shall have the discretion, exercisable either at the time the option is granted or at any time while the option remains outstanding, to structure one or more options so that the option shall become immediately exercisable and some or all of the shares subject to those options shall automatically become Vested Shares (and some or all of the repurchase rights of the Corporation with respect to the Unvested Shares subject to those options shall immediately terminate) upon the occurrence of a Change in Control, or another specified event or otherwise continued in effect the Optionee’s Involuntary Termination within a designated period following a specified event.

F. In addition, the Plan Administrator may provide that one or more of the Corporation’s outstanding repurchase rights with respect to some or all of the shares held by the Optionee at the time of a Change in Control or other specified event, or the Optionee’s Involuntary Termination following a specified event shall immediately terminate on an accelerated basis, and the shares subject to those terminated rights shall become Vested Shares at that time.

G. The portion of any Incentive Option accelerated in connection with a Change in Control shall remain exercisable as an Incentive Option only to the extent the applicable $100,000 limitation set forth in Section II.C. of Article Two is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Non-Statutory Option under the federal tax laws.

IV.	CANCELLATION AND REGRANT OF OPTIONS

The Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected option holders, the cancellation of any or all outstanding options under the Plan Program (including outstanding options incorporated from the Predecessor Plan) and to grant in substitution therefor new options covering the same or different number of shares of Common Stock.

ARTICLE THREE

STOCK ISSUANCE PROGRAM

I.	STOCK ISSUANCE TERMS

A. Purchase Price.

1. The Plan Administrator shall fix the purchase price per share. However, if shares are issued under the Stock Issuance Program to a 10% Stockholder, then the purchase price per share shall not be less than 100% of the Fair Market Value per share of Common Stock on the date of issuance or (b) if shares are issued under the Stock Issuance Program to other than a 10% Stockholder, then the purchase price per share shall not be less than 85% of the Fair Market Value per share of Common Stock on the date of issuance.

2. Shares of Common Stock may be issued under the Stock Issuance Program for any of the following items of consideration, which the Plan Administrator may deem appropriate in each individual instance:

(a) cash or check made payable to the Corporation,

(b) past services rendered to the Corporation (or any Parent or Subsidiary), or

(c) a promissory note to the extent permitted by Section I of Article Four.

B. Vesting Provisions.

1. Shares of Common Stock issued under the Stock Issuance Program may, in the discretion of the Plan Administrator, be Vested Shares or may vest in one or more installments over the Participant’s period of Service or upon attainment of specified performance objectives. The Plan Administrator may not impose a vesting schedule upon any shares of Common Stock issued under the Stock Issuance Program which is more restrictive than 20% per year vesting, with the initial vesting to occur not later than one year after the shares are issued. However, such limitation shall not apply to shares issued to individuals who are officers, independent consultants or directors of the Corporation.

2. Any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to the Participant’s Unvested Shares by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation’s receipt of consideration shall be issued subject to (a) the same vesting requirements applicable to the Participant’s Unvested Shares treated as if acquired on the same date as the Unvested Shares and (b) such escrow arrangements as the Plan Administrator shall deem appropriate.

3. The Participant shall have full stockholder rights with respect to any shares of Common Stock issued to the Participant under the Stock Issuance Program, whether or not the Participant’s interest in those shares is vested. Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares.

4. Should the Participant cease to remain in Service while holding one or more Unvested Shares issued under the Stock Issuance Program or should the performance objectives not be attained with respect to one or more such Unvested Shares, then the Corporation shall have the right to repurchase the Unvested Shares at the lower of (a) the purchase price paid per share or (b) the Fair Market Value per share on the date Participant’s Service ceased or the performance objective where not attained. The terms upon which such repurchase right shall be exercisable shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right.

5. The Plan Administrator may in its discretion waive the surrender and cancellation of one or more Unvested Shares (or other assets attributable thereto) which would otherwise occur upon the non-completion of the vesting schedule applicable to those shares. Such waiver shall result in the immediate vesting of the Participant’s interest in the shares of Common Stock as to which the waiver applies. Such waiver may be effected at any time, whether before or after the Participant’s Service ceases or he or she attains the applicable performance objectives.

II.	CHANGE IN CONTROL

A. Upon the occurrence of a Change in Control, all outstanding repurchase rights under the Stock Issuance Program shall terminate automatically, and the shares of Common Stock subject to those terminated rights shall immediately become Vested Shares, except to the extent: (1) those repurchase rights are assigned to the successor corporation (or parent thereof) or otherwise continued in effect pursuant to the terms of the Change in Control transaction, (2) the property (including cash payments) issued with respect to the Unvested Shares is held in escrow and released in accordance with the vesting schedule in effect for the Unvested Shares pursuant to the terms of the Change in Control transaction, or (3) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator.

B. The Plan Administrator shall have the discretionary authority, exercisable either at the time the Unvested Shares are issued or any time while the Corporation’s repurchase rights with respect to those shares remain outstanding, to provide that those rights shall automatically terminate in whole or in part on an accelerated basis, and some or all of the shares of Common Stock subject to those terminated rights shall immediately become Vested Shares, in the event of a Change of Control or other event or the Participant’s Service is terminated by reason of an Involuntary Termination within a designated period following a Change in Control or any other specified event.

ARTICLE FOUR

MISCELLANEOUS

I.	FINANCING

The Plan Administrator may permit any Optionee or Participant to pay the option exercise price under the Option Grant Program or the purchase price for shares issued under the Stock Issuance Program by delivering a full-recourse, interest bearing promissory note payable in one or more installments and secured by the purchased shares. In no event may the maximum credit available to the Optionee or Participant exceed the sum of (A) the aggregate option exercise price or purchase price payable for the purchased shares (less the par value of those shares) plus (B) any applicable income and employment tax liability incurred by the Optionee or the Participant in connection with the option exercise or share purchase.

II.	FIRST REFUSAL RIGHTS

The Corporation shall have the right of first refusal with respect to any proposed disposition by the Optionee or Participant (or any successor in interest) of any shares of Common Stock issued under the Plan. Such right of first refusal shall be exercisable and lapse in accordance with the terms established by the Plan Administrator and set forth in the document evidencing such right.

III.	SHARE ESCROW/LEGENDS

Unvested Shares may, in the Plan Administrator’s discretion, be held in escrow by the Corporation until the Unvested Shares vest or may be issued directly to the Participant or Optionee with restrictive legends on the certificates evidencing the fact that the Participant or Optionee does not have a vested right to them.

IV.	EFFECTIVE DATE AND TERM OF PLAN

A. The Plan became effective on the Plan Effective Date, when adopted by the Board. No option granted under the Plan may be exercised, and no shares shall be issued under the Plan, until the Corporation’s stockholders approve the Plan. If such stockholder approval is not obtained within twelve months after the date of the Board’s adoption of the Plan, then all options previously granted under the Plan shall terminate, and no further options shall be granted and no shares shall be issued under the Plan. Subject to such limitation, the Plan

Administrator may grant options and issue shares under the Plan at any time after the effective date of the Plan and before the date fixed herein for termination of the Plan.

B. The Plan shall serve as the successor to the Predecessor Plan, and no further option grants or direct stock issuances shall be made under the Predecessor Plan after the Plan Effective Date. All options outstanding under the Predecessor Plan on the Plan Effective Date shall be transferred to the Plan at that time and shall be treated as outstanding options under the Plan. However, each outstanding option so transferred shall continue to be governed solely by the terms of the documents evidencing such option, and no provision of the Plan shall be deemed to affect or otherwise modify the rights or obligations of the holders of such transferred options with respect to their acquisition of shares of Common Stock.

C. One or more provisions of the Plan, including (without limitation) the option/vesting acceleration provisions of Article Two relating to Changes in Control, may, in the Plan Administrator’s discretion, be extended to one or more options incorporated from the Predecessor Plan which do not otherwise contain such provisions.

D. The Plan shall terminate upon the earlier of (1) the expiration of the ten year period measured from the date the Plan is adopted by the Board or (2) termination by the Board. All options and unvested stock issuances outstanding at the time of the termination of the Plan shall continue in effect in accordance with the provisions of the documents evidencing those options or issuances.

V.	AMENDMENT OR TERMINATION OF THE PLAN

A. The Board shall have complete and exclusive power and authority to amend or terminate the Plan or any awards made thereunder in any or all respects. However, no such amendment or termination shall adversely affect the rights and obligations with respect to options or unvested stock issuances at the time outstanding under the Plan unless the Optionee or the Participant consents to such amendment or termination. In addition, certain amendments, including amendments that increase the share reserve or change the class of individuals eligible to receive grants pursuant to the Plan, may require stockholder approval pursuant to applicable laws and regulations.

B. Options may be granted under the Option Grant Program and shares may be issued under the Stock Issuance Program which are in each instance in excess of the number of shares of Common Stock then available for issuance under the Plan, provided any excess shares actually issued under those programs shall be held in escrow until there is obtained stockholder approval of an amendment sufficiently increasing the number of shares of Common Stock available for issuance under the Plan. If such stockholder approval is not obtained within twelve months after the date the first such excess grants or issuances are made, then (1) any unexercised options granted on the basis of such excess shares shall terminate and (2) the Corporation shall promptly refund to the Optionees and the Participants the exercise or purchase price paid for any excess shares issued under the Plan and held in escrow, together with interest (at the applicable Short Term Federal Rate) for the period the shares were held in escrow, and such shares shall thereupon be automatically cancelled.

VI.	USE OF PROCEEDS

Any cash proceeds received by the Corporation from the sale of shares of Common Stock under the Plan shall be used for any corporate purpose.

VII.	WITHHOLDING

The Corporation’s obligation to deliver shares of Common Stock upon the exercise of any options granted under the Plan or upon the issuance or vesting of any shares issued under the Plan shall be subject to the satisfaction of all applicable income and employment tax withholding requirements.

VIII.  REGULATORY APPROVALS

The implementation of the Plan, the granting of any options under the Plan and the issuance of any shares of Common Stock (A) upon the exercise of any option or (B) under the Stock Issuance Program shall be subject to the Corporation’s procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the options granted under it and the shares of Common Stock issued pursuant to it.

IX.	NO EMPLOYMENT OR SERVICE RIGHTS

Nothing in the Plan shall confer upon the Optionee or the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining such person) or of the Optionee or the Participant, which rights are hereby expressly reserved by each, to terminate such person’s Service at any time for any reason, with or without cause.

X.	FINANCIAL INFORMATION

The Corporation shall deliver a balance sheet and an income statement at least annually to each Optionee and Participant, unless such individual is a key Employee whose duties in connection with the Corporation (or any Parent or Subsidiary) assure such individual access to equivalent information.

XI.	SHARE RESERVE

The maximum number of shares of Common Stock that may be issued over the term of the Plan together with the total number of shares of Common Stock provided for under any stock bonus or similar plan of the Corporation shall not exceed 30% of the then outstanding shares (on an as if converted basis) of the Corporation unless a percentage higher than 30% is approved by at least  2/3 of the outstanding shares of the Corporation entitled to vote on such matter.

APPENDIX

The following definitions shall be in effect under the Plan:

A. Board shall mean the Corporation’s Board of Directors.

B. Change in Control shall mean a change in ownership or control of the Corporation effected through any of the following transactions:

(i) a stockholder-approved merger, consolidation or other reorganization in which securities representing more than 50% of the total combined voting power of the Corporation’s outstanding securities are beneficially owned, directly or indirectly, by a person or persons different from the person or persons who beneficially owned those securities immediately prior to such transaction;

(ii) a stockholder-approved sale, transfer or other disposition of all or substantially all of the Corporation’s assets; or

(iii) the acquisition, directly or indirectly, by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation), of beneficial ownership (within the meaning of Rule 13-d3 of the 1934 Act) of securities possessing more than 50% of the total combined voting power of the Corporation’s outstanding securities from a person or persons other than the Corporation.

In no event shall any public offering of the Corporation’s securities be deemed to constitute a Change in Control.

C. Code shall mean the Internal Revenue Code of 1986, as amended.

D. Committee shall mean a committee of one or more Board members appointed by the Board to exercise one or more administrative functions under the Plan.

E. Common Stock shall mean the Corporation’s common stock.

F. Corporation shall mean The Active Network, Inc., a Delaware corporation, or the successor to all or substantially all of the assets or the voting stock of The Active Network, Inc. which has assumed the Plan.

G. Disability shall mean the inability of the Optionee or the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that is expected to result in death or has lasted or can be expected to last for a continuous period of twelve months or more.

H. Employee shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

I. Exercise Date shall mean the date on which the option has been exercised in accordance with the applicable option documentation.

J. Fair Market Value per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

(i) If the Common Stock is at the time listed on the Nasdaq Stock Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq Stock Market and published in The Wall Street Journal. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

(ii) If the Common Stock is at the time listed on any stock exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the stock exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange and published in The Wall Street Journal. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

(iii) If the Common Stock is at the time neither listed on any stock exchange or the Nasdaq Stock Market, then the Fair Market Value shall be determined by the Plan Administrator after taking into account such factors as the Plan Administrator shall deem appropriate.

K. Incentive Option shall mean an option that satisfies the requirements of Code Section 422.

L. Involuntary Termination shall mean the termination of the Service of any individual which occurs by reason of:

(i) such individual’s involuntary dismissal or discharge by the Corporation (or any Parent or Subsidiary) for reasons other than Misconduct, or

(ii) such individual’s voluntary resignation following (A) a change in his or her position with the Corporation (or any Parent or Subsidiary) which materially reduces his or her duties and responsibilities, (B) a reduction in his or her base salary by more than 15%, unless the base salaries of all similarly situated individuals are reduced by the Corporation or any Parent or Subsidiary employing the individual, or (C) a relocation of such individual’s place of employment by more than fifty miles, provided and only if such change, reduction or relocation is effected without the individual’s written consent.

M. Misconduct shall mean the commission of any act of fraud, embezzlement or dishonesty by the Optionee or Participant, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by such person adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner; provided, however, that if the term or concept has been defined in an employment agreement between the Corporation and the Optionee or Participant, then Misconduct shall have the definition set forth in such employment agreement. The foregoing definition shall not in any way preclude or restrict the right of the Corporation (or any Parent or Subsidiary) to discharge or dismiss any Optionee, Participant or other person in the Service of the Corporation (or any Parent or Subsidiary) for any other acts or omissions, but such other acts or omissions shall not be deemed, for purposes of the Plan, to constitute grounds for termination for Misconduct.

N. 1934 Act shall mean the Securities Exchange Act of 1934, as amended.

O. Non-Statutory Option shall mean an option that does not satisfy the requirements of Code Section 422.

P. Option Grant Program shall mean the option grant program in effect under the Plan.

Q. Optionee shall mean any person to whom an option is granted under the Plan.

R. Parent shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

S. Participant shall mean any person who is issued shares of Common Stock under the Stock Issuance Program.

T. Plan shall mean The Active Network, Inc. 2002 Stock Option/Stock Issuance Plan.

U. Plan Administrator shall mean either the Board or the Committee acting in its capacity as administrator of the Plan.

V. Plan Effective Date shall mean January 1, 2002.

W. Predecessor Plan shall mean The Active Network, Inc. 1999 Stock Option/Stock Issuance Plan in effect immediately prior to the Plan Effective Date hereunder.

X. Service shall mean the provision of services to the Corporation (or any Parent or Subsidiary) by a person in the capacity of an Employee, a member of the board of directors or an independent contractor, except to the extent otherwise specifically provided in the documents evidencing the option grant.

Y. Stock Issuance Agreement shall mean the agreement entered into by the Corporation and the Participant at the time of issuance of shares of Common Stock under the Stock Issuance Program.

Z. Stock Issuance Program shall mean the stock issuance program in effect under the Plan.

AA. Subsidiary shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

BB. 10% Stockholder shall mean the owner of stock (as determined under Code Section 424(d)) possessing more than 10% of the total combined voting power of all classes of stock of the Corporation (or any Parent or Subsidiary).

CC. Unvested Shares shall mean shares of Common Stock have not vested in accordance with the vesting schedule applicable to those shares or any special vesting acceleration provisions and which are subject to the Corporation’s repurchase right.

DD. Vested Shares shall mean shares of Common Stock which have vested in accordance with the vesting schedule applicable to those shares or any special vesting acceleration provisions and which are no longer subject to the Corporation’s repurchase right.

AMENDMENT NO. 1

to

2002 STOCK OPTION/STOCK ISSUANCE PLAN

of

THE ACTIVE NETWORK, INC.

The 2002 Stock Option/Stock Issuance Plan of The Active Network, Inc., a Delaware corporation (the “Plan”) is hereby amended, effective as of February 7, 2003, as follows:

1.	Notwithstanding any provision to the contrary, the Plan is hereby amended to include Article Four, Section XII to be and read in its entirety as follows:

“XII. RESTRUCTURING

A. On November 29,2001, the Company entered into that certain Restructuring Agreement by and among the Company and those stockholders set forth on the signature pages thereto (the “Restructuring Agreement”), whereby each of the parties agreed to take all necessary and desirable action to simplify the capital structure of the Company (via merger or otherwise) (the “Restructuring”). In consideration of the Restructuring, any person to whom an option is granted under the Plan on or after January 1,2002 shall be entitled to receive, upon exercise of such option, the same percentage of Common Stock (on a fully-diluted basis, assuming the conversion or exercise of all convertible or exercisable securities and assuming all reserved shares under the Plan or similar plans have been issued) after completion of the Restructuring as such person was entitled to receive, upon exercise of the option, immediately prior to the Restructuring. The exercise price of any such option shall be adjusted after the Restructuring so that the amount paid upon exercise of such option for that certain percentage of Common Stock shall be the same after completion of the Restructuring as it was immediately prior to the Restructuring.

B. Any person to whom an, option is granted under the Plan on or after January 1,2002, who shall have exercised such option prior to the; Restructuring, shall be entitled to receive the same percentage of Common, Stock of the Company (on a fully-diluted basis, assuming the conversion or exercise-of all convertible or exercisable securities and assuming all reserved shares under the Plan or similar plans have been issued) after completion of the Restructuring as such person held immediately prior to Restructuring”

2.	Except as modified by this Amendment, all the terms-and provisions of the Plan shall continue in full force and effect.

IN WITNESS WHEREOF, The Active Network, Inc. has caused this Amendment to be executed on its behalf by its duly authorized Chief Executive Officer as of the 7th day of February, 2003.

THE ACTIVE NETWORK, INC.

By:	/s/ David Alberga
Name: David Alberga
Title: Chief Executive Officer

AMENDMENT NO. 2 TO

THE ACTIVE NETWORK, INC. 2002 STOCK OPTION/STOCK ISSUANCE PLAN

THIS AMENDMENT NO. 2 TO THE ACTIVE NETWORK, INC. 2002 STOCK OPTION/STOCK ISSUANCE PLAN (this “Amendment”), dated as of August 11, 2005, is made and adopted by THE ACTIVE NETWORK, INC., a Delaware corporation (the “Company”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Plan (as defined below).

RECITALS

WHEREAS, the Company maintains The Active Network, Inc. 2002 Stock Option/Stock Issuance Plan (as amended to date, the “Plan”).

WHEREAS, the Company desires to amend the Plan as set forth below.

NOW, THEREFORE, in consideration of the foregoing, the Company hereby amends the Plan as follows:

1. Section V.A of Article One of the Plan is hereby amended to read as follows:

“A. The shares issuable under the Plan shall be shares of authorized but unissued or reacquired shares of Common Stock. The maximum number of shares of Common Stock that may be issued and outstanding or subject to options outstanding under the Plan shall not exceed 4,603,052 shares.”

2. This Amendment shall be and is hereby incorporated in and forms a part of the Plan. All other terms and provisions of the Plan shall remain unchanged except as specifically modified herein. The Plan, as amended by this Amendment, is hereby ratified and confirmed.

I hereby certify that the foregoing Amendment was duly adopted by the Board of Directors of the Company on August 11, 2005 and by the stockholders of the Company on July 21, 2006.

By:	/s/ Kory Vossoughi

Name:	Kory Voosoughi

Title: Secretary, The Active Network, Inc.

AMENDMENT NO. 3 TO

THE ACTIVE NETWORK, INC. 2002 STOCK OPTION/STOCK ISSUANCE PLAN

THIS AMENDMENT NO. 3 TO THE ACTIVE NETWORK, INC. 2002 STOCK OPTION/STOCK ISSUANCE PLAN (this “Amendment”), dated as of November 2, 2005, is made and adopted by THE ACTIVE NETWORK, INC., a Delaware corporation (the “Company”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Plan (as defined below).

RECITALS

WHEREAS, the Company maintains The Active Network, Inc. 2002 Stock Option/Stock Issuance Plan (as amended to date, the “Plan”).

WHEREAS, the Company desires to amend the Plan as set forth below.

NOW, THEREFORE, in consideration of the foregoing, the Company hereby amends the Plan as follows:

1. Section V.A of Article One of the Plan is hereby amended to read as follows:

“A. The shares issuable under the Plan shall be shares of authorized but unissued or reacquired shares of Common Stock. As of August 11, 2005, the maximum number of shares of Common Stock that may be issued and outstanding or subject to options outstanding under the Plan was 4,603,052 shares. In addition, commencing on January 1, 2006, and on each January 1 thereafter during the term of the Plan, the number of shares of Common Stock which shall be made available for issuance under the Plan shall be increased by that number of shares of Common Stock equal to the lesser of (i) 4% of the Company’s outstanding shares of Common Stock on such date, calculated on a fully-diluted and as-if converted basis, or (ii) 1,474,410 shares of Common Stock.”

2. This Amendment shall be and is hereby incorporated in and forms a part of the Plan. All other terms and provisions of the Plan shall remain unchanged except as specifically modified herein. The Plan, as amended by this Amendment, is hereby ratified and confirmed.

I hereby certify that the foregoing Amendment was duly adopted by the Board of Directors of the Company on November 2, 2005 and by the stockholders of the Company on July 21, 2006.

By:	/s/ Kory Vossoughi

Name:	Kory Voosoughi

Title:	Secretary, The Active Network, Inc.

AMENDMENT NO. 4 TO

THE ACTIVE NETWORK, INC. 2002 STOCK OPTION/STOCK ISSUANCE PLAN

THIS AMENDMENT NO. 4 TO THE ACTIVE NETWORK, INC. 2002 STOCK OPTION/STOCK ISSUANCE PLAN (this “Amendment”), dated as of September 14, 2006, is made and adopted by THE ACTIVE NETWORK, INC., a Delaware corporation (the “Company”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Plan (as defined below).

RECITALS

WHEREAS, the Company maintains The Active Network, Inc. 2002 Stock Option/Stock Issuance Plan (as amended to date, the “Plan”).

WHEREAS, the Company desires to amend the Plan as set forth below.

NOW, THEREFORE, in consideration of the foregoing, the Company hereby amends the Plan as follows:

1. Section V.A of Article One of the Plan is hereby amended to read as follows:

“A. The shares issuable under the Plan shall be shares of authorized but unissued or reacquired shares of Common Stock. As of September 14, 2006, the maximum number of shares of Common Stock that may be issued and outstanding or subject to options outstanding under the Plan was 6,961,701 shares. In addition, commencing on January 1, 2006, and on each January 1 thereafter during the term of the Plan, the number of shares of Common Stock which shall be made available for issuance under the Plan shall be increased by that number of shares of Common Stock equal to the lesser of (i) 4% of the Company’s outstanding shares of Common Stock on such date, calculated on a fully-diluted and as-if converted basis, or (ii) 1,474,410 shares of Common Stock.”

2. This Amendment shall be and is hereby incorporated in and forms a part of the Plan. All other terms and provisions of the Plan shall remain unchanged except as specifically modified herein. The Plan, as amended by this Amendment, is hereby ratified and confirmed.

I hereby certify that the foregoing Amendment was duly adopted by the Board of Directors of the Company on September 14, 2006 and by the stockholders of the Company on September 14, 2006.

By:	/s/ Kory Vossoughi

Name:	Kory Vossoughi

Title:	Secretary, The Active Network, Inc.

AMENDMENT NO. 5 TO

THE ACTIVE NETWORK, INC. 2002 STOCK OPTION/STOCK ISSUANCE PLAN

THIS AMENDMENT NO. 5 TO THE ACTIVE NETWORK, INC. 2002 STOCK OPTION/STOCK ISSUANCE PLAN (this “Amendment”), dated as of August 2, 2007, is made and adopted by THE ACTIVE NETWORK, INC., a Delaware corporation (the “Company”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Plan (as defined below).

RECITALS

WHEREAS, the Company maintains The Active Network, Inc. 2002 Stock Option/Stock Issuance Plan (as amended to date, the “Plan”).

WHEREAS, the Company desires to amend the Plan as set forth below.

NOW, THEREFORE, in consideration of the foregoing, the Company hereby amends the Plan as follows:

1. Section V.A of Article One of the Plan is hereby amended to read as follows:

“A. The shares issuable under the Plan shall be shares of authorized but unissued or reacquired shares of Common Stock. As of August 2, 2007, the maximum number of shares of Common Stock that may be issued and outstanding or subject to options outstanding under the Plan was 9,208,629 shares. In addition, commencing on January 1, 2006, and on each January 1 thereafter during the term of the Plan, the number of shares of Common Stock which shall be made available for issuance under the Plan shall be increased by that number of shares of Common Stock equal to the lesser of (i) 4% of the Company’s outstanding shares of Common Stock on such date, calculated on a fully-diluted and as-if converted basis, or (ii) 1,474,410 shares of Common Stock.”

2. This Amendment shall be and is hereby incorporated in and forms a part of the Plan. All other terms and provisions of the Plan shall remain unchanged except as specifically modified herein. The Plan, as amended by this Amendment, is hereby ratified and confirmed.

I hereby certify that the foregoing Amendment was duly adopted by the Board of Directors of the Company on August 2, 2007 and by the stockholders of the Company on August 2, 2007.

By:	/s/ Kory Vossoughi

Name:	Kory Vossoughi

Title:	Secretary, The Active Network, Inc.

AMENDMENT NO. 6 TO

THE ACTIVE NETWORK, INC. 2002 STOCK OPTION/STOCK ISSUANCE PLAN

THIS AMENDMENT NO. 6 TO THE ACTIVE NETWORK, INC. 2002 STOCK OPTION/STOCK ISSUANCE PLAN (this “Amendment”), dated as of August 22, 2008, is made and adopted by THE ACTIVE NETWORK, INC., a Delaware corporation (the “Company”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Plan (as defined below).

RECITALS

WHEREAS, the Company maintains The Active Network, Inc. 2002 Stock Option/Stock Issuance Plan (as amended to date, the “Plan”).

WHEREAS, the Company desires to amend the Plan as set forth below.

NOW, THEREFORE, in consideration of the foregoing, the Company hereby amends the Plan as follows:

1. Section V.A of Article One of the Plan is hereby amended to read as follows:

“A. The shares issuable under the Plan shall be shares of authorized but unissued or reacquired shares of Common Stock. As of August 22, 2008, the maximum number of shares of Common Stock that may be issued and outstanding or subject to options outstanding under the Plan was 12,739,178 shares. In addition, commencing on January 1, 2006, and on each January 1 thereafter during the term of the Plan, the number of shares of Common Stock which shall be made available for issuance under the Plan shall be increased by that number of shares of Common Stock equal to the lesser of (i) 4% of the Company’s outstanding shares of Common Stock on such date, calculated on a fully-diluted and as-if converted basis, or (ii) 1,474,410 shares of Common Stock.”

2. This Amendment shall be and is hereby incorporated in and forms a part of the Plan. All other terms and provisions of the Plan shall remain unchanged except as specifically modified herein. The Plan, as amended by this Amendment, is hereby ratified and confirmed.

I hereby certify that the foregoing Amendment was duly adopted by the Board of Directors of the Company on August 19, 2008 and by the stockholders of the Company on August 19, 2008.

By:	/s/ Kory Vossoughi

Name:	Kory Vossoughi

Title:	Secretary, The Active Network, Inc.

AMENDMENT NO. 7 TO

THE ACTIVE NETWORK, INC. 2002 STOCK OPTION/STOCK ISSUANCE PLAN

THIS AMENDMENT NO. 7 TO THE ACTIVE NETWORK, INC. 2002 STOCK OPTION/STOCK ISSUANCE PLAN (this “Amendment”), dated as of March 24, 2011, is made and adopted by THE ACTIVE NETWORK, INC., a Delaware corporation (the “Company”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Plan (as defined below).

RECITALS

WHEREAS, the Company maintains The Active Network, Inc. 2002 Stock Option/Stock Issuance Plan (as amended to date, the “Plan”).

WHEREAS, the Company desires to amend the Plan as set forth below.

NOW, THEREFORE, in consideration of the foregoing, the Company hereby amends the Plan as follows:

1. Section V.A of Article One of the Plan is hereby amended to read as follows:

“A. The shares issuable under the Plan shall be shares of authorized but unissued or reacquired shares of Common Stock. The maximum number of shares of Common Stock that may be issued and outstanding or subject to options outstanding under the Plan shall not exceed 18,262,408 shares.”

2. This Amendment shall be and is hereby incorporated in and forms a part of the Plan. All other terms and provisions of the Plan shall remain unchanged except as specifically modified herein. The Plan, as amended by this Amendment, is hereby ratified and confirmed.

I hereby certify that the foregoing Amendment was duly adopted by the Board of Directors of the Company on March 24, 2011 and by the stockholders of the Company on March 24, 2011.

By:	/s/ Kory Vossoughi
Name:	Kory Vossoughi
Title:	Secretary, The Active Network, Inc.

AMENDMENT NO. 8 TO

THE ACTIVE NETWORK, INC. 2002 STOCK OPTION/STOCK ISSUANCE PLAN

THIS AMENDMENT NO. 8 TO THE ACTIVE NETWORK, INC. 2002 STOCK OPTION/STOCK ISSUANCE PLAN (this “Amendment”), dated as of May 9, 2011, is made and adopted by THE ACTIVE NETWORK, INC., a Delaware corporation (the “Corporation”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Plan (as defined below).

RECITALS

WHEREAS, the Corporation maintains The Active Network, Inc. 2002 Stock Option/Stock Issuance Plan (as amended to date, the “Plan”).

WHEREAS, the Board of Directors of the Corporation (the “Board”) desires to amend the Plan as set forth below.

NOW, THEREFORE, in consideration of the foregoing, the Board hereby amends the Plan as follows:

1. Section I.A.2 of Article Two of the Plan is hereby amended by the addition of a new Section I.A.2(c) as follows:

(c) to the extent the option is exercised for Vested Shares, through a “Net Exercise” procedure. For this purpose, “Net Exercise” means the delivery of a properly executed exercise notice followed by a procedure pursuant to which (1) the Corporation will reduce the number of shares of Common Stock otherwise issuable to a Participant upon the exercise of an option by the largest whole number of shares of Common stock having a Fair Market Value that does not exceed the aggregate exercise price for the shares of Common Stock with respect to which the option is exercised, and (2) the Participant shall pay to the Corporation in cash the remaining balance of such aggregate exercise price not satisfied by such reduction in the number of whole shares of Common Stock to be issued.

2. Section VII of Article Four of the Plan shall be amended by the addition of the following at the end thereof:

The Plan Administrator shall have the right, but not the obligation to cause the Corporation, to deduct from the Common Stock issuable to an Optionee upon the exercise of an option, or to accept from the Optionee the tender of, a number of whole shares of Common Stock having a Fair Market Value, as determined by the Plan Administrator, equal to all or any part of the tax withholding obligations. The Fair Market Value of any shares of Common Stock withheld or tendered to satisfy any such tax withholding obligations shall not exceed the amount determined by the applicable minimum statutory withholding rates.

I hereby certify that the foregoing Amendment was duly adopted by the Board of Directors of the Company on May 9, 2011 and by the stockholders of the Company on May 9, 2011.

By:	/s/ Kory Vossoughi
Name:	Kory Vossoughi
Title:	Secretary, The Active Network, Inc.